Van Kampen Trust for Investment Grade New Jersey Municipals
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



Securit  Purchas    Size  Offeri     Total    Amount   % of    % of
   y        e/       of     ng     Amount of    of    Offeri   Fund   Brokers
Purchas   Trade    Offeri  Price   Offering   Shares    ng      s
   ed      Date      ng     of                Purcha  Purcha   Tota
                          Shares                sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
  New    10/7/04     -    $94.65  $1,468,395  2,000,   0.14%   1.14  Citigroup,
 Jersey                              ,000       000             %     RBC Dain
Economi                                                              Rauscher,
   c                                                                  Goldman,
Develop                                                               Sachs &
  ment                                                                  Co.,
Authori                                                              JPMorgan,
   ty                                                                   A.G.
                                                                      Edwards,
                                                                     JB Hanauer
                                                                     & Co., PNC
                                                                      Capital
                                                                      Markets,
                                                                     Ryan Beck
                                                                       & Co.,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Morgan
                                                                      Keegan &
                                                                      Company,
                                                                       Inc.,
                                                                       Powell
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                     Ramirez &
                                                                     co., Inc.,
                                                                     Blaylock &
                                                                     Partners,
                                                                       L.P.,
                                                                       Morgan
                                                                      Stanley,
                                                                       Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                      Inc., NW
                                                                     Capital (a
                                                                      division
                                                                     of Windsor
                                                                     Financial
                                                                      Group),
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                      Sterne &
                                                                       Agee &
                                                                       Leach,
                                                                        Inc.